Exhibit 99.2

Cautionary Notice Regarding
Forward-Looking Statements
•
This presentation contains statements that constitute
“forward-looking statements” within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934.
•
These forward-looking statements are not historical facts, but only predictions by our company and/or our company’s
management.
•
These statements generally can be identified by lead-in words such as “believe,” “expect” “anticipate,” “intend,” “plan,”
“foresee” and other similar words.  Similarly, statements that describe our company’s objectives, plans or goals are also
forward-looking statements.
•
You are cautioned that these forward-looking statements are
not guarantees of future performance and involve risks and
uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a
result of various factors. Among others, factors that could
materially adversely affect actual results and performance
include those risk factors that are listed in Sonic Automotive’s
Form 10-Q for the quarter ended September 30, 2007.

Sonic Automotive Fourth Quarter 2007 Earnings Review February 26, 2008

Discussion Topics
1. Corporate Culture, People and Vision
2. “Strategy in Motion” – a look back at 2007
3. 2008 Strategic Focus
4. Review Fourth Quarter 2007 Performance
5. Questions
6. Closing Comments

Corporate Culture
People
Vision
•
Buildings do not Sell Cars…People Do.
•
Take our People out of our Buildings, and
what do we have left?
–
Nothing; except empty buildings
•
Our People are our Greatest Assets and we
are investing in them
•
We like to invest where we make money,
and that begins with our people
•
Develop and Promote From Within
•
First and Foremost, We are a Sales
Organization
•
75% Sales and 25% Cost Control
•
Nothing happens until we sell a car
•
We are committed to “Take the High Road”

“Strategy in Motion”
Used Vehicle Process
Standard F&I Menu
Fixed Operations
Single DMS
Digital Marketing
(In Progress)
Growth through Prudent Acquisitions
Customer and Associate Satisfaction

Consistent Execution of Strategic Initiatives
Results in FY EPS target attainment of $2.54

Strategic Focus --
Strategic Focus --
2008
2008
Develop
Associates
Well Run
Operations
Valued
Customers
Grow the
Business
•Institutionalize Operational
Excellence
•Standardize & Improve
Sales & Marketing processes
•Leverage common systems
and centralize
•Deliver Industry Leading
Customer Experience
•Differentiate through target
based Marketing &
eCommerce Infrastructure
•Acquire, Develop, and
Retain Top Talent
•Launch Phase 1 of Best-
in-class automotive retail
training.
•Strengthen the Balance
Sheet
•Targeted Acquisitions &
disposals
•Optimize Cost Structure
•Strengthen the Balance
Sheet
•Targeted Acquisitions &
disposals
•Optimize Cost Structure
Sonic’s vision is to preserve the core automotive retail principles that have driven its past success and at the same time
leverage the opportunities of scale.

The Quarter in Review
•
Operating Margin 3.7%
•
EPS up 6.3%
•
Total revenue up 7.6%; Gross up 5.7%
– Same store used vehicle revenue up 19.3%
– F&I per unit up 6.9%
•
Best in peer group SG&A

EXECUTION OF KEY INTIATIVES CONTINUES
Used vehicles, F&I, fixed operations, cost management

Financial Performance
2007 2006
Better/
(Worse)
Revenue
$2,113 $1,963 $150
Gross Profit
$322 $305 $17
   – Margin 15.3% 15.5%
Operating Profit
   – Amount $77 $74 $3
   – Margin 3.7% 3.8%
Net Income
   – Continuing Operations $29.4 $28.9 $0.5
   – Total Operations 23.0 23.2 -0.2
EPS
   – Continuing Operations $0.68 $0.64 $0.04
   – Total Operations 0.54 0.52 0.02
Q4
(amounts in millions, except per share data)

7.6%
5.7%
4.0%
1.7%
-0.9%
6.3%
3.8%
10bps
20bps

Financial Performance
(amounts in millions, except per share data)
2007 2006 (1)
Better/
(Worse)
Revenue
$8,337 $7,985 $352
Gross Profit
$1,291 $1,228 $63
   – Margin 15.5% 15.4%
Operating Profit
   – Amount $296 $262 $34
   – Margin 3.6% 3.3%
Net Income
   – Continuing Operations $114.8 $96.8 $18.0
   – Total Operations 95.5 81.1 14.4
EPS
   – Continuing Operations $2.54 $2.18 $0.35
   – Total Operations 2.13 1.85 0.28
YTD

4.4%
5.2%
13.1%
18.6%
17.7%
16.0%
15.1%
30bps
10bps
(1) Includes Q2 2006 pretax charge of $27.6m.

Same Store Revenue Growth – Q4
• Focus on higher margin business more than offsets weaker new vehicle sales
• Used retail sales up sharply, wholesale continues to decline

(2.6%)
19.3%
2.3%
8.9%
2.0%
(11.9%)
1.3%
New Used Fixed
Operations
F&I Sub Total Wholesale Total

SG&A Expenses as % of Gross Profit 8.0% 67.3% 66.8% 65.7% 65.5% 8.0% 8.1% 8.3% Q4 2007 Q4 2006 YTD 2007 YTD 2006 All Other SG&A Rent Q2 Charges 76.8% 73.7% 74.9% 73.8% 1.2% 9

Capitalization

57.6%
54.0%
60.6%
60.9%
58.8%
58.1%
40.7%
41.3%
40.6%
39.1%
39.4%
46.0%
2005 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007
Equity Debt Mortgages
Debt to Cap With Mortgages 41.2%
41.9% 42.4%
1.7%

Inventory Management
Days Supply

Dec-07
Dec 07
Industry
New Vehicles
   Domestic (excluding Cadillac) 62.1 69.4
   Luxury (including Cadillac) 43.6 37.2
   Import 48.9 52.7
   Overall 48.5 58.9
Used Vehicles 36.2

2008 Earnings Outlook
(Continuing Operations)

(1) Includes effect of same store sales, technology/training investment, and floorplan interest improvements.  Excludes any 2008 acquisitions.
2007 Reported Results $2.54
Changes in dealerships held for sale (0.09)
Adjusted 2007 continuing ops EPS $2.45
2008 Activity:
Operations (1) (0.06) - 0.09
Other Interest (0.14)
Income Tax Rate (0.02)
Share Count 0.12
2008 Continuing Operations EPS Target $2.35 - $2.50

2008 Earnings Outlook
(Continuing Operations- assumptions)

Share Count (mls):
2007
Fully Diluted 46.9
Interest Rates: 2007
First Second
Half: Half:
LIBOR (30 Day) 5.26% 3.50% 4.50%
Other Interest:
Mortgage Notes
Capitalized Interest
Interest Rate Swaps
2008 B/(W)
than 2007
($0.06)
($0.01)
($0.07)
Total Other Interest:
Memo: Floorplan Interest
2008
2008
44.6
($0.14)
$0.16

Summary
• Strong operating and financial performance in 2007
• Execution of key initiatives continues
• Rollout of Phase II of used car strategy continues
• Strength of higher margin departments will help offset a soft new vehicle environment.
• 2008 Outlook
– New vehicle environment challenging
– Our strategy is unchanged; our strong performance will continue
– Investment in our people underway
• We are building for the long term